UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2011

CIRCLE STAR ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53868	30-0696883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam Street, Suite 2300
Houston, Texas, 77002
(Address of principal executive offices)  (Zip Code)

 (713) 651-0060
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01   Regulation FD Disclosure

Circle Star Energy Corp. has issued the press releases attached hereto as Exhibits 99.1 and 99.2.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is intended to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01    Exhibits

Exhibit Number	Exhibit
99.1	Press Release dated December 8, 2011 titled “Circle Star Energy Corp. to Present at 4th Annual LD MICRO Growth Conference”
99.2	Press Release dated December 8, 2011 titled “Circle Star Energy Announces All-Stock Transaction to Acquire Permian Basin Oil Production Operated by Apache Corporation”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCLE STAR ENERGY CORP. (Registrant)

Dated: December 8, 2011	By: /s/ G. Jonathan Pina G. Jonathan Pina Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated December 8, 2011 titled “Circle Star Energy Corp. to Present at 4th Annual LD MICRO Growth Conference”
99.2	Press Release dated December 8, 2011 titled “Circle Star Energy Announces All-Stock Transaction to Acquire Permian Basin Oil Production Operated by Apache Corporation”